Exhibit 99.1

FOR IMMEDIATE RELEASE

HF2 FINANCIAL MANAGEMENT INC.
ANNOUNCES RESULTS OF VOTING AT SPECIAL MEETING OF STOCKHOLDERS

Denver, Colorado, March 10, 2015 – HF2 Financial Management Inc. (“HF2” or the “Company”) (NASDAQ: HTWO), a special purpose acquisition company, previously announced on September 17, 2014 that it had entered into an Investment Agreement (“Investment Agreement”) with ZAIS Group Parent, LLC (“ZGP”) and the members of ZGP (“ZGP Founder Members”), which transaction is referred to as the “Business Combination.”

On March 9, 2015, the Company held its special meeting of stockholders to approve the Business Combination. There were 23,592,150 shares of Class A common stock of the Company issued and outstanding on the record date for the special meeting, of which 22,919,503 shares of Class A common stock were voted by proxy or in person at the special meeting. There were 20,000,000 shares of Class B common stock of the Company issued and outstanding on the record date for the special meeting, of which 20,000,000 shares of Class B common stock were voted by proxy or in person at the meeting. Holders of the Company’s Class A common stock and Class B common stock approved each of the proposals recommended by the Company’s board of directors and presented for a vote, including approvals of (i) the Business Combination, (ii) an amended and restated charter of the Company, (iii) the proposed slate of directors and (iv) a stock incentive plan to be implemented by the Company.

In connection with the special meeting, the Company’s public stockholders had the opportunity to request redemption of their shares of Class A common stock of the Company in connection with the consummation of the Business Combination. The Company received redemption requests for 9,741,193 shares of Class A common stock. In connection with the consummation of the Business Combination, the Company expects to deliver an aggregate amount of approximately $102 million (i.e., $10.50 per share redeemed) to its public stockholders who have requested redemption of their shares of Class A common stock. Upon the consummation of the Business Combination, the Company expects to deliver approximately $78 million to ZGP, after payment of all transaction expenses and other pre-closing liabilities of the Company.

The Company anticipates consummating the Business Combination, subject to the satisfaction of all other closing conditions, on Tuesday, March 17, 2015. Following the consummation of the Business Combination, the Company will change its name to ZAIS Group Holdings, Inc. and, pending listing approval from The NASDAQ Stock Market, will continue to trade on the NASDAQ Capital Market under the ticker symbol “ZAIS”.

About ZAIS

Founded by Christian Zugel in 1997, ZAIS Group, LLC is an investment management company focusing on investments in structured credit strategies with approximately $4.1 billion of assets under management as of December 31, 2014. Based in Red Bank, NJ with operations in London and Shanghai, the Company employs over 120 professionals across investment management, client relations, information technology, analytics, law, compliance, risk management and operations.

About HF2

HF2 Financial Management Inc. (NASDAQ: HTWO) was formed on October 5, 2012 for the purpose of acquiring one or more businesses in the financial services industry. HF2’s registration statement for its initial public offering was declared effective on March 21, 2013, and the offering closed on March 27, 2013, generating net proceeds of approximately $185.9 million from the sale of 19.2 million Class A Shares, including full exercise of the underwriters’ over-allotment option and Class A Shares purchased by HF2’s founders in a concurrent private placement. As of December 31, 2014, HF2 held approximately $184.8 million in a trust account maintained by an independent trustee, which will be released upon the consummation of the Business Combination.

Company Contacts:
Bruce Cameron	Mike Szymanski
Chairman and Chief Executive Officer	President
HF2 Financial Management Inc.	ZAIS Group, LLC
Tel: 212-207-1000	Tel: 732-212-2386
bcameron@hf2financial.com	mszymanski@zaisgroup.com

Media Contact:
Doug Donsky
FTI Strategic Communications
Tel: 212-850-5740
Doug.donsky@fticonsulting.com

Forward Looking Statements

This press release, and other statements that HF2 may make, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including, for example, statements about (1) the ability to complete and the benefits of the transaction with the Company; and (2) HF2’s and the Company’s future financial or business performance, strategies, growth initiatives and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

HF2 cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and HF2 assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in HF2’s filings with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the inability of HF2 to consummate the transaction with the Company and realize the benefits of such transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement between HF2 and the Company for the business combination; (3) the outcome of any legal proceedings that may be instituted against HF2, the Company or others following announcement of the proposed transaction; (4) the inability to meet Nasdaq’s listing standards and to continue to be listed on the NASDAQ Stock Market; (5) the risk that the proposed transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the transactions described herein; (6) costs related to the proposed transaction; (7) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (8) the relative and absolute investment performance of advised or sponsored investment products; (9) the impact of capital improvement projects; (10) the impact of future acquisitions or divestitures; (11) the unfavorable resolution of legal proceedings; (12) the extent and timing of any share repurchases; (13) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (14) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to HF2; (15) terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and HF2; (16) the ability to attract and retain highly talented professionals; and (17) the impact of changes to tax legislation and, generally, the tax position of HF2.

HF2’s filings with the SEC, including HF2’s definitive proxy statement in connection with the stockholder vote on the proposed transaction, accessible on the SEC’s website at http://www.sec.gov, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

Additional Information and Where to Find It

Stockholders may obtain relevant documents, without charge, at the SEC’s Internet site http://www.sec.gov or by contacting HF2’s secretary at HF2 Financial Management Inc., 999 18th Street, Suite 3000, Denver, Colorado 80202.